UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SOC TELEMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

SOC TELEMED, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39160	84-3131208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2411 Dulles Corner Park, Suite 475

Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 483-9690

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	TLMD	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TLMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on February 2, 2022, SOC Telemed, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Spark Parent, Inc., a Delaware corporation (“Parent”), and Spark Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly owned subsidiary of Parent. Parent and Merger Sub are each subsidiaries of investment funds advised by Patient Square Capital, L.P.

In connection with the proposed Merger, and pursuant to the terms of the Merger Agreement, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on February 23, 2022 (the “Preliminary Proxy Statement”), and a definitive proxy statement on March 7, 2022 (the “Definitive Proxy Statement”). A special meeting of the Company’s stockholders (the “Special Meeting”) will be held virtually on April 4, 2022, at 10:00 a.m., Eastern Time, via a live webcast on the internet at www.cstproxy.com/soctelemed/2022 to act on a proposal to adopt and approve the Merger Agreement, as disclosed in the Definitive Proxy Statement.

Litigation Relating to the Merger

Between February 28, 2022, and March 17, 2022, three purported stockholders of the Company filed complaints in federal courts in New York against the Company and members of the Board of Directors of the Company (the “Company Board”) in connection with the proposed Merger: Gamez v. SOC Telemed, Inc., et al., Case No. 1:22-cv-01661 (S.D.N.Y.) (filed February 28, 2022); Campbell v. SOC Telemed, Inc., et al., Case No. 1:22-cv-01333 (E.D.N.Y.) (filed March 10, 2022); and Danieli v. SOC Telemed, Inc., et al., Case No. 1:22-cv-00340 (D. Del.) (filed March 17, 2022) (collectively, the “Stockholder Litigation”). The complaints in the Stockholder Litigation assert federal securities claims under Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder for alleged failures to disclose material information in the Preliminary Proxy Statement or the Definitive Proxy Statement which allegedly rendered them false and misleading. Specifically, the complaints allege, among other things, that the Preliminary Proxy Statement or the Definitive Proxy Statement failed to disclose material information regarding the sales process conducted by the Company, the Company’s financial projections and the financial analyses of William Blair & Company, L.L.C. (“William Blair”). The Campbell complaint also alleges that the Definitive Proxy Statement failed to disclose potential conflicts of interest involving William Blair.

The complaints in the Stockholder Litigation seek an order enjoining the proposed Merger; rescinding the proposed Merger if it closes and setting it aside or awarding damages; directing the Company Board to disseminate a proxy statement that discloses certain information requested by the plaintiffs; awarding costs, including attorneys’ and experts’ fees; and awarding such other relief as the court deems proper. The Campbell complaint also seeks a declaration that the Company and the Company Board violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder.

The Company has also received six demand letters from purported stockholders of the Company challenging the Merger and alleging similar insufficiencies in the disclosures in the Definitive Proxy Statement (such letters, the “Demand Letters” and, together with the Stockholder Litigation, the “Litigation Matters”).

The Company believes the claims asserted in the Litigation Matters are without merit and that no supplemental disclosures are required under applicable law. However, to minimize the expense and distraction of responding to such Litigation Matters, and without admitting any liability or wrongdoing, the Company is voluntarily providing additional disclosures related to the Merger and the transactions related thereto, which are set forth below, supplementing the disclosures in the Definitive Proxy Statement. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations that any additional disclosure was or is required or material.

These supplemental disclosures do not affect the merger consideration to be paid to the Company’s stockholders in connection with the Merger or the timing of the Special Meeting. The Company Board continues to recommend that you vote “FOR” the proposal to adopt and approve the Merger Agreement and “FOR” the adjournment proposal being considered at the Special Meeting.

Supplemental Disclosures to the Definitive Proxy Statement

The following supplemental disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion of certain prospective financial information in the supplemental disclosures should not be regarded as an indication that the Company, William Blair, their respective officers, directors, affiliates, advisors, or other representatives, or any other recipient of this information, considered, or now considers, such information to be material or to be reliably predictive of future events, and the prospective financial information should not be relied upon as such. To the extent that information in the supplemental disclosures differs from or updates information contained in the Definitive Proxy Statement, the information in the supplemental disclosures supersedes or supplements the information in the Definitive Proxy Statement. Defined terms used but not defined in the supplemental disclosures have the meanings set forth in the Definitive Proxy Statement. Paragraph and page references used herein refer to the Definitive Proxy Statement before any additions or deletions resulting from the supplemental disclosures. Unless stated otherwise, new or revised text within restated paragraphs from the Definitive Proxy Statement is highlighted with bold, underlined text and deleted text within restated paragraphs from the Definitive Proxy Statement is highlighted with ~~strikethrough text~~, in each case to highlight the supplemental information being disclosed.

The disclosure in the section captioned “The Merger” under the heading “Background of the Merger,” beginning on page 30 of the Definitive Proxy Statement, is hereby amended by:

Deleting the sixth and seventh full paragraphs on page 37 and replacing the last full paragraph on page 37 with the following two new paragraphs:

On January 20, 2022, all of the members of the Strategic Transaction Committee held a meeting by video conference, with representatives of William Blair and Orrick in attendance, where the Strategic Transaction Committee authorized William Blair to respond to the Updated Offer with a proposed merger price per share of Company Common Stock of $3.00 per share (the “Counteroffer”) and directed representatives of Orrick to prepare an initial draft of the Merger Agreement based on the Counteroffer. Following the meeting, William Blair called Mr. Momtazee to communicate the Counteroffer to Sponsor and Mr. Momtazee verbally agreed to move forward with the Proposed Transaction at a proposed merger price per share of Company Common Stock of $3.00.

On January 20, 2022, Sponsor submitted an updated written non-binding indication of interest to the Company with a proposed merger price per share of Common Stock of $3.00 (“Proposal”).

Adding the following new language to the eighth paragraph on page 37:

On January 20, 2022, Party C entered into a confidentiality agreement with the Company to facilitate Party C’s exploration of a potential acquisition of the Company. This confidentiality agreement included customary confidentiality restrictions and restrictions on the use of non-public information of the Company and contained a standstill obligation without a “don’t ask, don’t waive” provision.

Adding the following new paragraph following the first full paragraph on page 41:

On February 2, 2022, all of the members of the Strategic Transaction Committee held a meeting by video conference, with Ms. Kim and representatives of Orrick and William Blair in attendance, to discuss certain developments to the draft of the Merger Agreement, including the incorporation of the proposed cap on the monetary damages for termination of the Merger Agreement. Representatives of William Blair also discussed with the Strategic Transaction Committee the potential process relating to the “go-shop” period, including the potential parties for consideration to be subject to outreach by William Blair and the proposed procedures to be followed by the Company and its representatives during the “go shop” period.

The disclosure in the section captioned “The Merger” under the heading “Opinion of William Blair & Company, L.L.C.,” beginning on page 48 of the Definitive Proxy Statement, is hereby amended by:

Adding the following new paragraph following the third paragraph on page 50:

The valuation multiples for each company selected by William Blair in its publicly traded companies analysis were:

Company	Enterprise Value / CY 2022E Revenue		Enterprise Value / CY 2023E Revenue
1Life Healthcare, Inc.	1.82x		1.41x
Accolade, Inc.	3.62x		2.87x
American Well Corporation	1.81x		1.48x
Cano Health, Inc.	1.38x		1.07x
LifeStance Health Group, Inc.	3.26x		2.49x
Talkspace, Inc.		*		*
Teladoc Health, Inc.	5.47x		4.40x

*	Indicates non-meaningful figure.

Adding the following new paragraph following the third full paragraph on page 51:

The valuation multiples for each company selected by William Blair in its selected precedent transactions analysis were:

Date Announced	Target	Acquiror	Enterprise Value / LTM Revenue
June 2021	Iora Health	1Life Healthcare	9.73x
June 2021	Sentry Data Systems	Craneware	4.35x
April 2021	PlushCare	Accolade	10.86x	*
January 2021	2nd.MD	Accolade	10.29x	*
October 2020	Health Advocate	Teleperformance	4.96x
July 2020	Benefytt Technologies	Madison Dearborn Partners	1.85x
January 2020	Stratus Video	AMN Healthcare	4.40x
June 2017	Best Doctors	Teladoc Health	4.77x

*	Excludes contingent consideration.

Important Information and Where to Find It

In connection with the proposed transaction between the Company and Patient Square Capital, the Company filed the Definitive Proxy Statement with the SEC on March 7, 2022. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at https://investors.soctelemed.com or by contacting the Company’s investor relations department at the following:

SOC Telemed, Inc.

srubis@soctelemed.com

(214) 681-7991

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on May 10, 2021. Additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the transaction, which may be different than those of the Company’s stockholders generally, is included in the Definitive Proxy Statement filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Patient Square Capital, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including statements about the parties’ ability to consummate the proposed transaction on the anticipated timeframe or at all, to make any filing or take any other action required to consummate the proposed transaction on the anticipated timeframe or at all, or to realize the anticipated benefits of the proposed transaction, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timeframe, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company’s business and other conditions to the completion of the proposed transaction; (ii) the impact of the COVID-19 pandemic on the Company’s business and general economic conditions; (iii) the Company’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (vii) the ability of the Company to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting the Company’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which the Company operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or pandemics; (xv) any potential negative effects of this communication or the consummation of the proposed transaction on the market price of SOC Telemed’s common stock; and (xvi) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, as may be updated or supplemented by any subsequent filings that the Company may file with the SEC, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Definitive Proxy Statement filed with the SEC on March 7, 2022, in connection with the proposed transaction. Investors are cautioned not to place undue reliance on such statements which speak only as of the date they are made. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and other similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOC Telemed, Inc.

Date: March 31, 2022	/s/ Eunice Kim
	Name:	Eunice Kim
	Title:	General Counsel and Corporate Secretary